Effective May 1, 2011, the sub-section entitled “Portfolio Manager(s)” beneath the main heading "Summary of Key Information" is restated in its entirety as follows:

Portfolio Manager(s)

Portfolio Manager	Since	Title
Matthew D. Sabel	May 2011	Investment Officer of MFS

Effective May 1, 2011, the sub-section entitled “Portfolio Manager(s)” beneath the main heading "Management of the Fund" is restated in its entirety as follows:

Portfolio Manager(s)
Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI.

Portfolio Manager	Primary Role	Five Year History
Matthew D. Sabel	Portfolio Manager	Employed in the investment area of MFS since 2009; Employed in the investment area of Fidelity Management and Research from 2000 to 2009